SCHEDULE 2

WORLDWIDE NETWORK OF SUBCUSTODIANS

COUNTRY                                          SUBCUSTODIAN

Argentina                                             Citibank, N.A.

Australia                                              National Australia Bank Limited

Austria                                                 UniCredit Bank Austria AG

Bahrain                                                            HSBC Bank Middle East Limited

Bangladesh                                          Standard Chartered Bank Bangladesh

Belgium                                               Citibank International Plc

Benin                                                   Société Générale de Banques en Côte d’lvoire

Bermuda                                              HSBC Bank  Bermuda Limited

Botswana                                             Stanbic Bank Botswana Ltd.

Brazil                                                   Citibank, N.A.

Bulgaria                                               ING Bank N.V.

Burkina Faso                                       Société Générale de Banques en Côte d’lvoire

Canada                                                            CIBC Mellon Trust Company

Cayman Islands                                               The Bank of New York Mellon

Channel Islands                                               The Bank of New York Mellon

Chile                                                    Banco Itau S.A. (Chile)

Chile                                                    Banco de Chile

China (Shanghai and Shenzhen)                      HSBC Bank (China) Company Limited

Colombia                                             Cititrust Colombia S.A.

Costa Rica                                           Banco Nacional de Costa Rica

Croatia                                                 Privredna Banka Zabreb d.d.

Cyprus                                                 BNP Paribas Securities Services, Athens

Czech Republic                                               ING Bank N.V.

Denmark                                              Danske Bank A/S

Ecuador                                               Banco de la Produccion SA

Egypt                                                   HSBC Bank Egypt S.A.E.

Estonia                                                 SEB Bank AS

Euromarket                                          Clearstream Banking Luxembourg S.A.

Euromarket                                          Euroclear Bank

Finland                                                            Skandinaviska Enskilda Banken AB (publ) Helsinki Branch

France                                                  BNP Paribas Securities Services

France                                                  Citibank International Plc

Germany                                              BNY Mellon Asset Servicing GmbH

Ghana                                                  Stanbic Bank Ghana Ltd.

Greece                                                 BNP Paribas Securities Services, Athens

Guinea Bissau                                      Société Générale de Banques en Côte d’lvoire

Hong Kong                                          The Hongkong and Shanghai Banking Corporation, Limited

Hungary                                               ING Bank NV.

Iceland                                                 Landsbankinn hf. (effective May 3, 2011)

Iceland                                                 Islandsbanki hf

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COUNTRY                                          SUBCUSTODIAN

India                                                    Deutsche Bank AG

Indonesia                                             HSBC Ltd.

Ireland                                                 The Bank of New York Mellon, London

Israel                                                    Bank Hapoalim B.M.

Italy                                                     Intesa Sanpaolo S.p.A

Ivory Coast                                          Société Générale de Banques en Côte d’lvoire - Abidjian

Japan                                                   The Bank of Tokyo-Mitsubishi UFJ Ltd.

Japan                                                   Mizuho Corporate Bank, Limited

Jordan                                                  HSBC Bank Middle East Limited

Kazakhstan                                          HSBC Bank Kazakhstan

Kenya                                                  CFC Stanbic Bank Limited

Kuwait                                                 HSBC Bank Middle East Ltd.

Latvia                                                  AS SEB banka

Lebanon                                              HSBC Bank Middle East Limited

Lithuania                                             SEB Bankas AB

Luxembourg                                        Banque et Caisse d’Epargne de l’Etat

Malaysia                                              HSBC Bank Malaysia Berhad

Mali                                                     Société Générale de Banques en Côte d’lvoire

Malta                                                   HSBC Bank Malta plc

Mauritius                                             The Hongkong and Shanghai Banking Corporation

Mexico                                                            Banco Nacional de Mexico

Morocco                                              Citibank Maghreb

Namibia                                               Standard Bank Namibia Ltd.

Netherlands                                         The Bank of New York Mellon SA/NV

New Zealand                                       National Australia Bank New Zealand-National Nominees Ltd.

Niger                                                    Société Générale de Banques en Côte d’lvoire

Nigeria                                                 Stanbic IBTC Bank Plc

Norway                                                            DnB NOR Bank ASA

Oman                                                   HSBC Bank Middle East Limited

Pakistan                                               Deutsche Bank AG Karachi.

Palestinian Autonomous Area              HSBC Bank Middle East, Ramallah

Peru                                                     Citibank, N.A. Sucural de Lima

Philippines                                           The Hongkong and Shanghai Banking Corporation Manila

Poland                                                 ING Bank Slaski S.A.

Portugal                                               Citibank International Plc

Qatar                                                    HSBC Bank Middle East Limited, Doha

Romania                                              ING Bank N.V.

Russia                                                  ING Bank (Eurasia) ZAO

Russia                                                  ZAO Citibank Moscow

Saudi Arabia                                        HSBC Saudi Arabia Limited

Senegal                                                            Société Générale de Banques en Côte d’lvoire

Serbia                                                  UniCredit Bank Austria AG

Singapore                                              United Overseas Bank Limited

Singapore                                             DBS Bank Ltd.

Slovak Republic                                              ING Bank N.V.

Slovenia                                               UniCredit Banka Slovenia d.d.

Slovenia                                               UniCredit Bank Austria AG

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COUNTRY                                          SUBCUSTODIAN

South Africa                                        Standard Bank of South Africa

South Korea                                         The Hongkong and Shanghai Banking Corporation

Spain                                                   Banco Bilbao Vizcaya Argentaria S.A.

Spain                                                   Santander Investment Services, S.A.

Sri Lanka                                             The Hongkong and Shanghai Banking Corporation

Swaziland                                            Standard Bank Swaziland Limited

Sweden                                                            Skandinaviska Enskilda Banken

Switzerland                                          Credit Suisse AG

Switzerland                                          UBS AG, Zurich

Taiwan                                                 Standard Chartered Bank (Taiwan) Limited

Thailand                                              The Hongkong and Shanghai Banking Corporation

Thailand                                              Bangkok Bank Ltd.

Togo                                                    Société Générale de Banques en Côte d’lvoire

Trinidad & Tobago                              Republic Bank Ltd

Tunisia                                                 Banque Internationale Arabe de Tunisie

Turkey                                                 Deutsche Bank AS

Uganda                                                            Stanbic Bank Uganda Ltd.

Ukraine                                                            ING Bank Ukraine

United Arab Emirates                          HSBC Bank Middle East Limited, Dubai

United Kingdom                                  The Bank of New York Mellon

United Kingdom                                  Deutsche Bank AG (The Depository & Clearing Centre)

United States                                        The Bank of New York Mellon

Uruguay                                               Banco Itau Uruguay S.A.

Venezuela                                            Citibank, N.A., Sucural

Vietnam                                               HSBC Bank (Vietnam) Ltd.

Zambia                                                            Stanbic Bank Zambia Ltd.

Zimbabwe                                            Stanbic Bank Zimbabwe Ltd.